EXHIBIT 10.1

                           FORM OF PURCHASE AGREEMENT

     THIS PURCHASE AGREEMENT is made as of the ____ day of May, 1998, by and among Autonomous Technologies Corporation (the "Company"), a corporation organized under the laws of the State of Florida, with its principal offices at 2800 Discovery Drive, Orlando, Florida 32826, and______________________________
(the "Purchaser").

     IN CONSIDERATION of the mutual covenants contained in this Purchase Agreement, the Company and the Purchaser agree as follows:

     SECTION 1.  Authorization of Sale of the Shares.  Subject to the terms
                 -----------------------------------
and conditions of this Purchase Agreement, the Company has authorized the sale of up to 2,000,000 shares of common stock (the "Common Stock"), par value $.01 per share, of the Company in a private placement to one or more accredited investors.

     SECTION 2.  Agreement to Sell and Purchase the Shares.  At the Closing
                 -----------------------------------------
(as defined in Section 3), the Company will sell to the Purchaser, and the Purchaser will buy from the Company upon the terms and conditions hereinafter set forth, the number of shares (at the purchase price) shown below (the "Shares"):

                            Price Per
Number to Be                 Share in                        Aggregate
 Purchased                 U.S. Dollars                 Price (U.S. Dollars)
------------               ------------                 --------------------

     SECTION 3.  Closing.  The completion of the purchase and sales of the
                 -------
Shares (the "Closing") shall occur as soon as practicable but in any event before the close of business (Orlando, Florida time) on May ___, 1998 (the "Closing Date").

     At the Closing, the Company shall deliver to the Purchaser one or more stock certificates registered in the name of the Purchaser, or in such nominee name(s) as designated by the Purchaser, and as set forth in the Stock Certificate Questionnaire attached hereto as part of Appendix I, representing the number of Shares set forth in Section 2 above.

     The Company's obligation to complete the purchase and sale of the Shares shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) receipt by the Company by wire transfer of funds in the full amount of the purchase price for the Shares being purchased hereunder; and (b) the accuracy of the representations and warranties made by the Purchaser and the fulfillment of those undertakings of the Purchaser to be fulfilled prior to the Closing. The Purchaser's obligation to accept delivery of such stock certificate(s) and to pay for the Shares evidenced thereby shall be subject to the accuracy of the representations and warranties made by the Company herein and the fulfillment in all material respects of those undertakings of the Company to be fulfilled prior to the Closing.

     SECTION 4.  Representations, Warranties and Covenants of the Company.
                 --------------------------------------------------------
The Company hereby represents and warrants to, and covenants with, the Purchaser as follows:

          4.1    Organization and Qualification.  The Company is a corporation
                 ------------------------------
duly organized, validly existing and in good standing under the laws of the State of Florida and has all requisite corporate power and authority to conduct its business as currently conducted. The Company has no subsidiaries or direct or indirect ownership interest in any firm, corporation, association or business. The Company is qualified to do business and in good standing as a foreign corporation in each jurisdiction in which its ownership of property or conduct of business requires it to be so qualified and in which the failure to so qualify could have a material adverse effect on the condition (financial or otherwise), properties, business, results of operations or prospects of the Company (a "Material Adverse Effect").

          4.2    Authorized Capital Stock; Company Disclosure Documents.  The
                 ------------------------------------------------------
Company has authorized and outstanding capital stock as set forth in the Company's Annual Report on Form 10-K for the year 1997 as of the date set forth therein; the issued and outstanding shares of the Company's Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and conform to the description thereof contained in the Company Disclosure Documents (as defined below). Except as disclosed in or contemplated by the Company Disclosure Documents, the Company does not have outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. The description of the Company's stock, stock bonus and other stock plans or arrangements and the options or other rights granted and exercised thereunder, set forth in the Company Disclosure Documents accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights. "Company Disclosure Documents" shall mean (i) the Company's Annual Report on Form 10-K for the year ended December 31, 1997, (ii) the Company's Proxy Statement for the 1998 Annual Meeting of Stockholders, dated April 24, 1998, (iii) the Company's Form 10-Q for the quarter ended March 31, 1998, (iv) the Company's Form S-3 Registration Statement filed on April 29, 1998 (being reviewed by the SEC), and (iv) the Company's Press Release, dated May 14, 1998. Items (i), (ii) and (iii) are sometimes referred to herein as the "Company SEC Documents."

          4.3  No Defaults.  Except as to defaults, violations and breaches
               -----------
which individually or in the aggregate would not have a Material Adverse Effect, the Company is not in violation or default of any provision of its certificate of incorporation or bylaws, or other organizational documents, or in breach of or default with respect to any provision of any agreement, judgment, decree, order, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which it is a party or by which it or any of its properties are bound; and there does not exist any state of fact which constitutes an event of default on the part of the Company as defined in such documents or which, with notice or lapse of time or both, would constitute such an event of default, except such defaults which individually or in the aggregate would not have a Material Adverse Effect.

          4.4  Contracts.  The contracts so described in the Company Disclosure
               ---------
Documents or incorporated by reference therein are in full force and effect on the date hereof; and neither the Company nor, to the best of the Company's knowledge, any other party is in breach of or default under any of such contracts.

          4.5  No Actions.  Except as disclosed in the Company Disclosure
               ----------
Documents, there are no legal or governmental actions, suits or proceedings pending or, to the best of the Company's knowledge, threatened to which the Company is or may be a party or of which property owned or leased by the Company is or may be the subject, or related to discrimination matters, which actions. suits or proceedings might, individually or in the aggregate, prevent or adversely affect the transactions contemplated by the Purchase Agreements or result in a material adverse change in the condition (financial or otherwise), properties, business, results of operations or prospects of the Company (a "Material Adverse Change"); and no labor disturbance by the employees of the Company exists or is imminent which might be expected to have a Material Adverse Effect. The Company is not a party or subject to the provisions of any material injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body.

          4.6  Properties.  The Company has good and marketable title to all the
               ----------
properties and assets reflected as owned in the financial statements included in the Company Disclosure Documents, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in such financial statements or (ii) those which are not material in amount and do not adversely affect the use made and promised to be made of such property by the Company. The Company holds its leased properties under valid and binding leases, with such exceptions as are not materially significant in relation to the business of the Company. Except as disclosed in the Company Disclosure Documents, the Company owns or leases all such properties as are necessary to its operations as now conducted or as proposed to be conducted.

          4.7  Proprietary Rights.  Except as described in the Company
               ------------------
Disclosure Documents, the Company owns or is licensed to use all patents, patent applications, inventions, trademarks, trade names, applications for registration of trademarks, service marks, service mark applications, copyrights, know-how, manufacturing processes, formulae, trade secrets, licenses and rights in any thereof and any other intangible property and assets (herein called the "Proprietary Rights") which are material to the business of the Company as now conducted and as proposed to be conducted, in each case as described in the Company Disclosure Documents. Except as disclosed in the Company Disclosure Documents, the Company does not have any knowledge of, and the Company has not given or received any notice of, any pending conflicts with or infringement of the rights of others with respect to any Proprietary Rights or with respect to any license of Proprietary Rights. Except as disclosed in the Company Disclosure Documents, no action, suit, arbitration, or legal, administrative or other proceeding, or investigation is pending, or, to the best knowledge of the Company, threatened, which involves any Proprietary Rights. The Company is not subject to any judgment, order, writ, injunction or decree of any court or any Federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any arbitrator, or has entered into or is a party to any contract which restricts or impairs the use of any such Proprietary Rights; in a manner which would have a Material Adverse Effect on the use of any of the Proprietary Rights. To the best knowledge of the Company and except as to the uncertainty with respect to patents held by Pillar Point Partners as described in the Company Disclosure Documents, no Proprietary Rights used by the Company conflict with or infringe upon any proprietary rights owned or licensed by any third party. Except as described in the Company Disclosure Documents, the Company has not received written notice of any pending conflict with or infringement upon such third-party proprietary rights. Except as described in the Company Disclosure Documents, the Company has not entered into any consent, indemnification, forbearance to sue or settlement agreement with respect to Proprietary Rights other than in the ordinary course of business. No claims have been asserted by any person with respect to the validity of the Company's ownership or right to use the Proprietary Rights and, to the best knowledge of the Company, there is no reasonable basis for any such claim to be successful. To the knowledge of the Company, the Proprietary Rights are valid and enforceable. Except as disclosed in the Company Disclosure Documents, no registration relating to the Proprietary Rights has lapsed, expired or been abandoned or cancelled or is the subject of cancellation or other adversarial proceedings, and all applications therefore are pending and are in good standing. The Company has complied, in all material respects, with its contractual obligations relating to the protection of the Proprietary Rights used pursuant to licenses. Without waiving any claim the Company may have for infringement or wrongful use, to the actual knowledge of the Company, no person is infringing on or violating the Proprietary Rights owned by the Company in a manner which has or could have a Material Adverse Effect on the Company.

          4.8  Compliance.  The business and operations of the Company have been
               ----------
and are being conducted in compliance with all applicable laws, rules and regulations of all governmental authorities, including, without limitation, the Food and

Drug Administration, except for such violations of applicable laws, rules and regulations that would not have a Material Adverse Effect.

          4.9   Taxes.  The Company has filed all necessary federal, state and
                -----
foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of tax deficiency which has been or might be asserted or threatened against the Company which could have a Material Adverse Effect.

          4.10  Investment Company.  The Company is not an "investment company"
                ------------------
within the meaning of the Investment Company Act of 1940, as amended.

          4.11  Insurance.  The Company maintains insurance of the types and in
                ---------
the amounts generally deemed adequate for its business, including, but not limited to, insurance covering product liability, all real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

          4.12  Contributions.  The Company has not, directly or indirectly, at
                -------------
any time during the last five years (i) made any unlawful contribution to any candidate for public office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

          4.13  Filing of Reports.  The Company has filed with the United States
                -----------------
Securities and Exchange Commission (the "Commission") all reports and other material required to be filed by it therewith pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Company is eligible to register the resale of the Shares on a Registration Statement on Form S-3, or a successor form.

          4.14  Compliance with Environmental Laws.  Except as disclosed in the
                ----------------------------------
Company Disclosure Documents, the Company is not in violation in any material respect of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to the best of the Company's knowledge, no expenditures material to the Company are or will be required to comply with any such existing statute, law or regulation. To the best knowledge of the Company, the Company does not have any liability to any governmental authority or other third party arising under or as a result of any such past or existing statute, law or regulation, which liability would be material to the Company.

          4.15  Accountants.  Arthur Andersen LLP, who have expressed their
                -----------
opinion with respect to certain of the financial statements and schedules filed with the

Commission, are independent accountants as required by the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations promulgated thereunder.

          4.16  No Material Change.  Since December 31, 1997, and except as
                ------------------
described in the Company Disclosure Documents, (i) the Company has not incurred any material liabilities or obligations, direct or indirect or contingent, or entered into any material verbal or written agreement or other transaction which is not in the ordinary course of business or which could result in a material reduction in the future earnings of the Company or have a Material Adverse Effect; (ii) the Company has not sustained any material loss or interference with its business or properties from fire, flood, windstorm, accident or other calamity, whether or not covered by insurance; (iii) the Company has not paid or declared any dividends or other distributions with respect to its capital stock and the Company is not in default in the payment of principal or interest on any outstanding debt obligations; (iv) there has not been any change in the capital stock other than the sale of the Shares hereunder and shares issued pursuant to employee equity incentive plans or purchase plans approved by the Company's Board of Directors or indebtedness material to the Company; and (v) there has not been any Material Adverse Change.

          4.17  Reports and Financial Statements.  On or before the Closing
                --------------------------------
Date, the Company will furnish the Purchaser with true and complete copies of its Company SEC Reports (without exhibits thereto). As of their respective filing dates, the Company SEC Reports were prepared in all material respects in accordance with the requirements of the Securities Act or the Exchange Act of 1934, as the case may be, and the rules and regulations thereunder applicable to such Company SEC Reports. The audited consolidated financial statements of the Company included in the Company SEC Reports comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto, and the financial statements included in the Company SEC Reports have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis (except as may be indicated therein or in the notes thereto) and fairly present the financial position of the Company as at the dates thereof and the results of its operations and cash flows for the periods then ended.

          4.18  Issuance Sale and Delivery of the Shares.  The Shares have been
                ----------------------------------------
duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be duly authorized, validly issued, fully paid and nonassessable. No preemptive rights or other rights to subscribe for or purchase exist (which have not been waived) with respect to the issuance and sale of the Shares by the Company pursuant to this Purchase Agreement. No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Shares to be sold by the Company as contemplated herein.

          4.19  Due Execution, Delivery and Performance of the Purchase
                -------------------------------------------------------
Agreement.  The Company has full legal right, power and authority to enter into
---------
this

Purchase Agreement and perform the transactions contemplated hereby. The Purchase Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company in accordance with its terms. The making and performance of the Purchase Agreement by the Company and the consummation of the transactions herein contemplated will not (i) violate any provision of the articles of incorporation or bylaws, or other organizational documents, of the Company; (ii) conflict with, result ln the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Company is a party or by which the Company or any of its properties may be bound or affected, any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Company or any of its properties. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution and delivery of this Purchase Agreement or the consummation of the transactions contemplated by this Purchase Agreement. Upon execution and delivery, and assuming the valid execution thereof by the Purchaser, this Purchase Agreement will constitute a valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Company in Section 7.3 hereof may be legally unenforceable.

          4.20  Transfer Taxes.  On the Closing Date, all stock transfer or
                --------------
other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares to be sold to the Purchaser hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

          4.21  Offering Materials.  The Company has not distributed and will
                ------------------
not distribute prior to the Closing Date any offering material in connection with the offering and sale of the Shares other than providing, upon Purchaser's request, a copy of the Company Disclosure Documents.

          4.22  No Brokers or Finders.  To the best knowledge of the Company, no
                ---------------------
person, firm or corporation has or will have, as a result of any act or omission of the Company, any right, interest or valid claim against the Purchaser for any commission, fee or other compensation as a finder or broker in connection with the transactions contemplated by this Purchase Agreement.

          4.23  Securities Laws.  Based in part upon the representations and
                ---------------
warranties of the Purchaser contained in Article 5 of this Purchase Agreement, the offer, sale and issuance of the Shares as contemplated by this Purchase Agreement are exempt from the registration requirements of the Securities Act, and from the registration or qualifications requirements of the laws of any applicable state or other United States jurisdiction.

          4.24  Legal Opinion.  At the Closing, Gray, Harris & Robinson, P.A.,
                -------------
counsel to the Company, will deliver its legal opinion to the Purchaser, which opinion shall address the matters set forth in Exhibit A hereto.

          4.25  Certificate.  A certificate of the Company, executed by either
                -----------
the president or the chairman and the chief financial officer or accounting officer of the Company, dated the Closing Date, to the effect that the representations and warranties of the Company set forth in this Section 4 are true and correct as of the date of this Purchase Agreement and as of the Closing Date, and that the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied, shall be delivered to the Purchaser at the Closing.

     SECTION 5. Representations and Warranties by the Purchaser; Restrictions
                -------------------------------------------------------------
on Transfer.
-----------


     The Purchaser hereby represents and warrants to, and covenants and agrees with, the Company as follo ws:

          5.1   Authorization.  Purchaser has full right, power, authority and
                -------------
capacity to enter into this Purchase Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Purchase Agreement, and upon the execution and delivery of this Purchase Agreement, this Purchase Agreement shall constitute a valid and binding obligation of the Purchaser enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Purchaser in Section 7.3 hereof may be legally unenforceable.

          5.2   Investment Experience.  Purchaser is an "accredited investor" as
                ---------------------
defined in Rule 501 of Regulation D under the Securities Act. Purchaser or its representative has reviewed the Company Disclosure Documents. Purchaser is aware of the Company's business affairs and financial condition and has had access to and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser has such business and financial experience as is required to give it the capacity to protect its own interests in connection with the purchase of the Shares and is able to bear the risks of an investment in the Shares. Purchaser is not itself a "broker" or a "dealer" as defined in the Exchange Act and is not an "affiliate" of the Company as defined in the Securities Act.

          5.3  Investment Intent.  Purchaser is purchasing the Shares for its
               -----------------
own account as principal, for investment purposes only, and not with a present view to or for resale, distribution or fractionalization thereof, in whole or in part, within the meaning of the Securities Act. Purchaser understands that its acquisition of the Shares has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom. Purchaser has, in connection with its decision to purchase the Shares, relied solely upon the Company Disclosure Documents and the representations and warranties of the Company contained herein. Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act and the rules and regulations promulgated thereunder. The Purchaser has completed or caused to be completed the Registration Statement Questionnaire and Stock Certificate Questionnaire, both attached hereto as Appendix I, for use in the preparation of the Registration Statement (described in Section 7.1 hereof), and the answers thereto are true and correct to the best knowledge of the Purchaser as of the date hereof and will be true and correct as of the Closing.

          5.4  Restrictions on Public Sale.  The Purchaser hereby covenants with
               ---------------------------
the Company not to make any public sale of the Shares without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied, and the Purchaser acknowledges and agrees that such Shares are not transferable on the books of the Company due to a public sale unless the certificate submitted to the transfer agent evidencing the Shares is accompanied by a separate officer's certificate: (i) in the form of Appendix II hereto, (ii) executed by an officer of, or other authorized person designated by, the Purchaser, and (iii) to the effect that (A) the Shares have been sold in accordance with the Registration Statement, the Securities Act and the rules and regulations promulgated thereunder and (B) the requirement of delivering a current prospectus has been satisfied. The Purchaser acknowledges that there may occasionally be times when the Company must suspend the use of the prospectus forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. The Purchaser hereby covenants that it will not sell any Shares pursuant to said prospectus during the period commencing at the time at which the Company gives the Purchaser notice of the suspension of the use of said prospectus and ending at the time the Company gives the Purchaser notice that the Purchaser may thereafter effect sales pursuant to said prospectus. The Purchaser further covenants to notify the Company promptly of the sale of all of its Shares.

          5.5  Restriction on Sales, Short  Sales and Hedging Transactions.
               -----------------------------------------------------------
Purchaser represents and agrees that during the period from the date Purchaser was first contacted with respect to the potential purchase of Shares through the date of the execution of this Purchase Agreement by Purchaser, Purchaser did not, and from such date through the effectiveness of the Registration Statement (as defined below), Purchaser will not, directly or indirectly, execute or effect or cause to be executed or effected any short sale, option or equity swap transactions in or with respect to the Common Stock or any other derivative security transaction the purpose or effect of which is to hedge or transfer to a third party all or any part of the risk of loss associated with the ownership of the Shares by the Purchaser.

          5.6    No Legal, Tax or Investment Advice.  Purchaser understands that
                 ----------------------------------
nothing in the Company Disclosure Documents, this Purchase Agreement or any other materials presented to Purchaser in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

          5.7    Restrictions on Transfer (Other than Public Sale). The
                 -------------------------------------------------
Purchaser understands that the Shares, at Closing, will not be registered under the Securities Act by reason of their issuance to the Purchaser in a transaction exempt from the registration requirement of the Securities Act pursuant to
Section 4(2) thereof or Regulation D promulgated under the Securities Act and must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from registration. The Purchaser agrees that the Shares will bear a legend to such effect and a stop transfer order will be entered with the transfer agent to such effect.

          5.8    Foreign Purchaser; Exemption from Registration. If the
                 ----------------------------------------------
Purchaser is not resident in the United States, the Purchaser warrants to the Company that the offer and sale of the Shares to the Purchaser pursuant to this Purchase Agreement is exempt from any registration requirement in the jurisdiction(s) in which the Purchaser resides and agrees to hold the Company harmless from any claims, damages or expenses asserted against, suffered or incurred by the Company arising out of any requirement that the offer and/or purchase of the Shares be registered in such jurisdiction(s).

     SECTION 6.  Survival of Representations, Warranties and Agreements.
                 ------------------------------------------------------
Notwithstanding any investigation made by any party to this Purchase Agreement, all covenants, agreements, representations and warranties made by the Company and the Purchaser herein and in the certificates for the Shares delivered pursuant hereto shall survive the execution of this Purchase Agreement, the delivery to the Purchaser of the Shares being purchased and the payment therefor.

     SECTION 7. Registration of the Shares; Compliance with the Securities Act.
                --------------------------------------------------------------

          7.1   Registration Procedures and Expenses.  The Company shall:
                ------------------------------------

                (a) as soon as reasonably practicable (but not until at least 30 days after the Form S-3 filed on April 29, 1998 has been declared effective), prepare and file with the Commission the Registration Statement on Form S-3 or S-1, if necessary, with respect to the resale of the Shares by the Purchaser from time to time through the Nasdaq National Market or the facilities of any national securities exchange on which the Common Stock is then traded or in privately negotiated transactions;

                (b) use its best efforts, subject to receipt of necessary information from the Purchaser, to cause the Commission to notify the Company of the Commission's willingness to declare the Registration Statement effective;

                (c) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until the earlier of the date that (i) all such Shares are sold pursuant to the Registration Statement or (ii) the Shares may be resold by the Purchaser without volume limits and without registration by reason of Rule 144 under the Securities Act or any other rule of similar effect;

                (d) furnish to the Purchaser with respect to the Shares registered under the Registration Statement (and to each underwriter, if any, of such Shares) such reasonable number of copies of prospectuses and such other documents as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by the Purchaser; provided, however, that the obligation of the Company to deliver copies of prospectuses to the Purchaser shall be subject to the receipt by the Company of reasonable assurances from the Purchaser that the Purchaser will comply with the applicable provisions of the Securities Act in connection with any use of such prospectuses; bear all expenses in connection with the procedures in paragraphs
(a) through (d) of this Section 7.1 and the Registration Statement, other than fees and expenses, if any, of counsel or other advisers to the Purchaser or underwriting discounts, brokerage fees and commissions incurred by the Purchaser, if any.

          7.2   Transfer of Shares After Registration. The Purchaser agrees that
                -------------------------------------
it will not effect any public disposition of the Shares except as contemplated in the Registration Statement referred to in Section 7.1 and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchaser or its Plan of Distribution.

          7.3   Indemnification.  For the purpose of this Section 7.3:  (i)  the
                ---------------
term "Purchaser/Affiliate" shall include the Purchaser and any affiliate of the Purchaser;

(ii) the term "Registration Statement" shall include any final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 7.1.

               (a) The Company agrees to indemnify and hold harmless the Purchaser and each person, if any, who controls the Purchaser within the meaning of the Securities Act, against any losses, claims, damage, liabilities or expenses, joint or several, to which the Purchaser or such controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, or the prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the "Prospectus"), or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them not misleading, or arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of the Company contained in this Purchase Agreement, or any failure of the Company to perform its obligations hereunder or under law, and will reimburse the Purchaser and each such controlling person for any legal and other expenses as such expenses are reasonably incurred by the Purchaser or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company (i) by or on behalf of the Purchaser expressly for use therein or (ii) the failure of the Purchaser to comply with the covenants and agreements contained in Sections 5.3, 5.4, 5.5, 5.8 or 7.2 hereof respecting sale of the Shares, the inaccuracy of any representations made by the Purchaser herein or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser.

          In addition to its other obligations under this paragraph (a), the Company agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, or any inaccuracy in the representations and warranties of the Company in this Purchase Agreement or failure to perform its obligations in this Purchase Agreement, all as described in this paragraph (a), it will reimburse the Purchaser on a quarterly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company's obligation, to reimburse the Purchaser for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Purchaser shall promptly return it to the Company together with interest, compounded daily, determined on the basis of the Prime Rate (or other commercial lending rate for borrowers of the highest credit standing) announced from time to time by a national financial institution mutually agreed by the parties (the "Prime Rate"). Any such interim reimbursement payments which are not made to the Purchaser within 30 days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

               (b) The Purchaser will indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is affected with the written consent of the Purchaser) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any failure to comply with the covenants and agreements contained in Sections 5.3, 5.4, 5.5, 5.8 or 7.2 hereof respecting the sale of the Shares, the inaccuracy of any representation made by the Purchaser herein or any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use therein, and will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action.

               (c) Promptly after receipt by an indemnified party under this
Section 7.3 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7.3, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this
Section 7.3 or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7.3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by such indemnifying party in the case of paragraph (a), representing the indemnified parties who are parties to such action) or (ii) the indemnified party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

               (d) If the indemnification provided for in this Section 7.3 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraph
(a), (b) or (c) of this Section 7.3 in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Purchaser from the placement of Common Stock or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but the relative fault of the Company and the Purchaser in connection with the statements or omissions or inaccuracies in the representations and warranties in this Purchase Agreement which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The respective relative benefits received by the Company on the one hand and the Purchaser on the other shall be deemed to be in the same proportion as the amount paid by the Purchaser to the Company pursuant to this Purchase Agreement for the Shares that were sold pursuant to the Registration Statement bears to the difference (the "Difference") between the amount the Purchaser paid for the Shares that were sold pursuant to the Registration Statement and the amount received by the Purchaser from such sale. The relative fault of the Company and the Purchaser shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company or by the Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this Section 7.3, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in paragraph (c) of this Section
7.3 with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this paragraph (d); provided, however, that no additional notice shall be required with respect to any action for which notice has been given under paragraph (c) for purposes of indemnification. The Company and the Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7.3 were determined solely by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 7.3, the Purchaser shall not be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages that the Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

               (e) It is agreed that any controversy arising out of the operation of the interim reimbursement arrangements set forth in paragraphs (a) and (b) of this Section 7.3, including the amounts of any requested reimbursement payments and the method of determining such amounts, shall be settled by arbitration conducted under the provisions of the Constitution and Rules of the Board of Governors of The New York Stock Exchange, Inc. Any such arbitration must be commenced by service of a written demand for arbitration or a written notice of intention to arbitrate, therein electing the arbitration tribunal. In the event the party demanding arbitration does not make such designation of any arbitration tribunal in such demand or notice, then the party responding to said demand or notice is authorized to do so. Such an arbitration would be limited to the operation of the interim reimbursement provisions contained in paragraphs (a) and (b) of this Section 7.3 and would not resolve the ultimate propriety or enforceability of the obligation to reimburse expenses which is created by the provisions of such paragraphs (a) and (b).

          7.4     Termination of Conditions and Obligations.  The conditions
                  -----------------------------------------
precedent imposed by Section 5 or this Section 7 upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares when such Shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Shares or at such time as an opinion of counsel satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

          7.5     Information Available. So long as the Registration Statement
                  ---------------------
is effective covering the resale of Shares owned by the Purchaser, the Company will furnish to the Purchaser:

                  (a) as soon as practicable after available (but in the case of the Company's Annual Report to Stockholders, within 120 days after the end of each fiscal year of the Company), one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants), (ii) if not included in substance in the Annual Report to Stockholders, its Annual Report on Form 10-K, (iii) each of its Quarterly Reports to its Stockholders and, if not included in substance in its Quarterly Reports to Shareholders, its quarterly reports on Form 10-Q, and (iv) a full copy of the particular Registration Statement covering the Shares (the foregoing, in each case, excluding exhibits);

                  (b) upon the reasonable request of the Purchaser, a reasonable number of copies of the prospectuses to supply to any other party requiring such prospectuses;

and the Company, upon the reasonable request of the Purchaser, will meet with the Purchaser or a representative thereof at the Company's headquarters to discuss all information relevant for disclosure in the Registration Statement covering the Shares subject to appropriate confidentiality limitations.

     SECTION 8.   Notices. All notices, requests, consents and other
                  -------
communications hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, or nationally recognized overnight express courier postage prepaid, and shall be deemed given when so mailed and shall be delivered as addressed as follows:

          (a)  if to the Company, to:

                    Autonomous Technologies Corporation
                    Attention:  Mr. Randy W. Frey
                    2800 Discovery Drive
                    Orlando, Florida 32826

               with a copy so mailed to:

                    Gray, Harris & Robinson, P.A.
                    Attention:  William A. Grimm, Esq.
                    201 East Pine Street, Suite 1200
                    Orlando, Florida 32801

or to such other person at such other place as the Company shall designate to the Purchaser in writing;

          (b) if to the Purchaser, at its address as set forth at the end of this Purchase Agreement, or at such other address or addresses as may have been furnished to the Company in writing; and

     SECTION 9.   Changes.  This Purchase Agreement may not be modified or
                  -------
amended except pursuant to an instrument in writing signed by the Company and the Purchaser.

     SECTION 10.  Headings.  The headings of the various sections of this
                  --------
Purchase Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Purchase Agreement.

     SECTION 11.  Severability.  ln case any provision contained in this
                  ------------
Purchase Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     SECTION 12.  Governing Law.  This Purchase Agreement shall be governed
                  -------------
by and construed in accordance with the laws in the State of Florida and the federal law of the United States of America.

     SECTION 13.  Counterparts.  This Purchase Agreement may be executed in
                  ------------
two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

     Signature Page to "Purchase Agreement" for __________ Shares dated May ___, 1998, containing a total of 21 pages.


     IN WITNESS WHEREOF, the parties hereto have caused this Purchase Agreement to be executed by their duly authorized representatives.

                              AUTONOMOUS TECHNOLOGIES CORPORATION

                              By:___________________________________
                              Name & Title:_________________________


                              ______________________________________
                              (Name of Purchaser)

                              By:___________________________________
                              Name & Title:_________________________

                              Address:



                              ______________________________________
                              Date

                                                                      Appendix I
                                                                    (one of two)

                      AUTONOMOUS TECHNOLOGIES CORPORATION
                        STOCK CERTIFICATE QUESTIONNAIRE
                        -------------------------------

     Pursuant to Section 3 of the Purchase Agreement, please provide us with the following information:

 1.  The exact name that your Shares are to
     be registered in (this is the name that will
     appear on your stock certificate(s)). You
     may use a nominee name if appropriate:
                                                ____________________________

 2.  The relationship between the Purchaser of
     the Shares and the Registered Holder
     listed in response to item 1 above:
                                                ____________________________


 3. The mailing address of the Registered ____________________________ Holder listed in response to item 1 above: ____________________________
                                                ____________________________
                                                ____________________________

 4.  The Social Security Number or Tax
     Identification Number of the Registered
     Holder listed in response to item 1 above:
                                                ____________________________

                                                                      Appendix I
                                                                    (two of two)

                      AUTONOMOUS TECHNOLOGIES CORPORATION
                      REGISTRATION STATEMENT QUESTIONNAIRE
                      ------------------------------------

     In connection with the preparation of the Registration Statement, please provide us with the following information:

     1. Pursuant to the "Selling Stockholder" section of the Registration Statement, please state your or your organization's name exactly as it should appear in the Registration Statement:

________________________________________________________________________________

     2. Please provide the number of shares that you or your organization will own immediately after Closing, including those Shares purchased by you or your organization pursuant to this Purchase Agreement and those shares purchased by you or your organization through other transactions:

________________________________________________________________________________

     3. Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates:

               _____ Yes      ______ No

     If yes, please indicate the nature of any such relationships below:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

                                                                     Appendix II


Attention:

                   PURCHASER'S CERTIFICATE OF SUBSEQUENT SALE
                   ------------------------------------------

     The undersigned, an officer of, or other person duly authorized by

________________________________________________________________________________
             [fill in official name of individual or institution]

hereby certifies that said institution is the Purchaser of the shares evidenced by the attached certificate and, as such, sold such shares on__________________
                                                                  [date]

in accordance with Registration Statement number________________________________
                                                            [fill in the number
of or otherwise identify

___________________ , and the requirement of delivering a current prospectus by Registration Statement]

the Company has been complied with in connection with such sale.

Print or Type:

     Name of Purchaser:                               ________________________

     Name of Individual representing Purchaser:       ________________________

     Title of Individual representing Purchaser:      ________________________

Signature by:

     Individual representing Purchaser:               ________________________